UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

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US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39120	84-2421185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 S. Capitol Blvd. Suite 1000

Boise, Idaho 83702

(Address of Principal Executive Offices) (Zip Code)

(208) 331-8400

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ECOL	Nasdaq Global Select Market
Warrants to Purchase Common Stock	ECOLW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On March 31, 2022, Republic Services, Inc., a Delaware corporation (“Republic Services”), and US Ecology, Inc., a Delaware corporation (“US Ecology”), issued a joint press release to announce that the waiting period under the Hart Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired with respect to the pending merger transaction involving US Ecology and Republic Services on March 30, 2022. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking information about Republic Services and US Ecology that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “guidance,” “expect,” “will,” “may,” “anticipate,” “plan,” “estimate,” “project,” “intend,” “should,” “can,” “likely,” “could,” “outlook” and similar expressions are intended to identify forward-looking statements. These statements include information about Republic Services’ or US Ecology’s plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of management and are subject to risk and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although Republic Services and US Ecology believe that the expectations reflected in the forward-looking statements are reasonable, there can be no assurances that the expectations will prove to be correct. Among the factors that could cause actual results to differ materially from the expectations expressed in the forward-looking statements are the effects of the COVID-19 pandemic and actions taken in response thereto, acts of war (including the ongoing war in Ukraine), riots or terrorism, and the impact of these acts on economic, financial and social conditions in the United States, the risk that the transaction may not be completed in a timely manner, if at all, the failure to satisfy the conditions of the consummation of the transaction, the effect of the announcement or pendency of the transaction on Republic Services’ or US Ecology’s business relationships, operating results, and business generally, the risk that the proposed transaction disrupts current plans and operations of Republic Services or US Ecology, including by diverting management’s attention from ongoing business operations, and the outcome of any legal or regulatory proceedings related to the merger agreement or the transaction. More information on factors that could cause actual results or events to differ materially from those anticipated is included from time to time in Republic Services’ and US Ecology’s respective reports filed with the Securities and Exchange Commission (“SEC”), including their respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2021, particularly under Part II, Item 1A - Risk Factors. Additionally, new risk factors emerge from time to time and it is not possible for Republic Services or US Ecology to predict all such risk factors, or to assess the impact such risk factors might have on their businesses. Republic Services and US Ecology undertake no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This report may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Republic Services and US Ecology. US Ecology has filed with the SEC a definitive proxy statement in connection with the contemplated transaction. The definitive proxy statement contains important information about the contemplated transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed with the SEC at the SEC’s website at www.sec.gov, or without charge, contacting US Ecology’s Investor Relations, Alison Ziegler at aziegler@darrowir.com.

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CERTAIN INFORMATION CONCERNING PARTICIPANTS

US Ecology and its directors and executive officers may be deemed to be participants in the solicitation of proxies from US Ecology’s stockholders in connection with the contemplated transaction. Information about US Ecology’s directors and executive officers is set forth in its proxy statement for its 2021 Annual Meeting of Stockholders, which may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions is included in the definitive proxy statement that US Ecology has filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release, dated March 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US ECOLOGY, INC.

Date: March 31, 2022	By:	/s/ Eric Gerratt
Eric L Gerratt
Chief Financial Officer

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